Exhibit 10.20

AMENDMENT NO. 2 TO

CREDIT AGREEMENT

Amendment No. 2 to CREDIT AGREEMENT, dated as of October 1st, 2013 (this “Amendment No. 2”) to the CREDIT AGREEMENT, dated as of June 20,2011 (as amended by the Amendment No. 1 and Omnibus Amendment, dated as of October 2011 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SHARYLAND PROJECTS, L.L.C. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Société Générale, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent” or the “Collateral Agent”), the Fixed Rate Note Holders, Royal Bank of Scotland plc, as the issuing bank, and the other Persons from time to time parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the rules of interpretation set forth therein shall apply to this Amendment No. 2.

RECITALS

WHEREAS, the Borrower and the Lenders are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Required Financing Parties and the Administrative Agent amend the Credit Agreement, as more fully described herein;

WHEREAS, the Required Financing Parties, the Administrative Agent and the Borrower are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the mutual agreement herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Section 7.13 Swap Agreements. Section 7.13 of the Credit Agreement is hereby amended in its entirety as follows:

“The Borrower shall not enter into any Swap Agreement other than (i) as contemplated by Section 6.21 or (ii) to hedge interest rate risk exposure of the Borrower after giving effect to the Swap Agreement contemplated by Section 6.21 and not for speculative purposes.”

2. Conditions to this Amendment No. 2 Effective Date. This Amendment No. 2 shall become effective as of the date first set forth above (the “Amendment No. 2 Effective Date”) which shall be a date after the Required Financing Parties, the Administrative Agent and the Borrower shall have executed and delivered counterparts of this Amendment No. 2.

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3. Representations and Warranties. In order to induce the Administrative Agent and the Required Financing Parties to enter into this Amendment No. 2, the Borrower hereby represents and warrants that (i) each of the representations and warranties made by the Borrower in the Financing Documents is true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment No. 2, as if made on and as of the date hereof, except to the extent such representations and warranties speak as of a particular date and were true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the amendment contemplated herein.

4. Continuing Effect of Financing Documents. Except as expressly set forth herein, this Amendment No. 2 shall not constitute an amendment or waiver of any provision of the Credit Agreement and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Required Financing Parties. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment No. 2 shall be deemed a Financing Document for purposes of the Credit Agreement.

5. Fecs. In accordance with Section 10.5 of the Credit Agreement, the Borrower shall have paid the fees, charges and disbursements of the Administrative Agent’s special counsel in connection with this Amendment No. 2.

6. Counterparts. This Amendment No. 2 may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment No. 2 by facsimile or electronic transmission shall be effective as the delivery of a manually executed counterpart of this Amendment No. 2.

7. Severability. Any provision of this Amendment No. 2 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. Integration. This Amendment No. 2 and the other Financing Documents represent the agreement of the Borrower, the Administrative Agent and the Required Financing Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Administrative Agent or any Required Financing Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

9. GOVERNING LAW. THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER

SHARYLAND PROJECTS, L.L.C.

By:	/s/ Greg Wilks
Greg Wilks Senior Vice President

[Signature Page of Amendment No. 2 to Credit Agreement]

Administrative Agent

Société Généralé

By:	/s/ EDWARD J. GRIMM
	Name:	EDWARD J. GRIMM
	Title:	DIRECTOR

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

Societe Generale

By:	/s/ EDWARD J. GRIMM
	Name:	EDWARD J. GRIMM
	Title:	DIRECTOR

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

Associated Bank N.A.

By:	/s/ Yolanda Meza
	Name:	Yolanda Meza
	Title:	Vice President

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

CoBank, HCB

By:	/s/ Lori A. Kepner
	Name:	Lori A. Kepner
	Title:	Vice President

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

DNB Bank, ASA			DNB Bank, ASA

By:	/s/ Colleen Durkin		/s/ Kjell Tore Egge
	Name:	Colleen Durkin	Kjell Tore Egge
	Title:	Senior Vice President	Senior Vice President

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

Mizuho Bank, Ltd.

By:	/s/ BRIAN CALDWELL
	Name:	BRIAN CALDWELL
	Title:	SENIOR VICE PRESIDENT

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

Royal Bank of Canada

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

The Bank of Nova Scotia

By:	/s/ THANE RATTEW
	Name:	THANE RATTEW
	Title:	MANAGING DIRECTOR

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Patrick N. Riley
	Name:	Patrick N. Riley
	Title:	Vice President

By:	/s/ Angela Ellis
	Name:	Angela Ellis
	Title:	Vice President

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ JAMES D. WEINSTEIN
	Name:	JAMES D. WEINSTEIN
	Title:	MANAGING DIRECTOR

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

Wells Fargo Bank, N.A.

By:	/s/ Gabriela A. Ramirez
	Name:	Gabriela A. Ramirez
	Title:	Assistant Vice President

[Signature Page of Amendment No. 2 to Credit Agreement]

REQUIRED FINANCING PARTY

/s/ Valerie Du Mars

By:	NATIXIS
	Name:	Valerie Du Mars
	Title:	Executive Director

/s/ Anthony Perna
Anthony Perna
Director

[Signature Page of Amendment No. 2 to Credit Agreement]